UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2014
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 NW Point Boulevard Elk Grove Village, IL (Address of principal executive offices)	60007 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[   ]   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 6, 2014, the Board of Directors (the “Board”) of Atlas Financial Holdings, Inc. (the “Company”) granted equity awards of Company ordinary common shares to the following executive officers of the Company in lieu of annual cash bonuses as part of the Company’s annual compensation process.  The ordinary common shares were awarded under the Company’s 2013 Equity Incentive Plan and are fully vested and unrestricted.

Name of Grantee	Title	Number of Ordinary Shares Granted
Scott D. Wollney	President and Chief Executive Officer	10,500
Paul A. Romano	Vice President and Chief Financial Officer	7,500
Leslie DiMaggio	Vice President	6,500
Bruce Giles	Vice President	6,800
Joseph Shugrue	Vice President	6,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Financial Holdings, Inc.

Date: March 11, 2014                    By:    /s/ Paul A. Romano
                             Name:    Paul A. Romano

Title: Vice President and Chief Financial Officer